                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report                                                     July 23, 2001
(Date of earliest event reported)                                  July 23, 2001


                            Kankakee Bancorp, Inc.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-13676                                         36-3846489
 (Commission File Number)                (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                          60901
   (Address of principal executive offices)                          (Zip Code)



                                (815) 937-4440
             (Registrant's telephone number, including area code)
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Item 5.  Other Information

On July 23, 2001, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ending June 30, 2001, and its payment of a quarterly dividend to its stockholders. The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          None.

     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          99.1  News Release dated July 23, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KANKAKEE BANCORP, INC.



Dated: July 23, 2001                   By: /s/Ronald J. Walters
                                           --------------------
                                              Ronald J. Walters
                                              Vice President and Treasurer